                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.                 )
Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                          Commission Only (as permitted
                                          by Rule 14a-6(e) (2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Mutual Risk Management Ltd.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)
                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously Paid:

--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3)  Filing Party:

--------------------------------------------------------------------------------
     (4)  Date Filed:

--------------------------------------------------------------------------------

MRM   MUTUAL RISK
      MANAGEMENT LTD.


                                                                March [24], 1999


Dear Shareholder:

     You are cordially invited to attend the Annual General Meeting of Shareholders of Mutual Risk Management Ltd. (the "Company") to be held on May 19, 1999 at 9:00 A.M. at The Bermuda Cathedral Hall, 29 Church Street, Hamilton HM 12, Bermuda. Your Board of Directors and management look forward to greeting those shareholders who are able to attend.

     At this Meeting you will be asked to consider and vote upon the following:
(1) the election of directors, (2) an increase in the number of authorized Common Shares from 60 million to 180 million, (3) the approval of the Company's 1998 Long-Term Incentive Plan, (4) the appointment of Ernst & Young as the Company's independent auditors for the fiscal year ending December 31, 1999 and
(5) such other business as may properly come before the Meeting or any adjournment thereof. Your Board of Directors unanimously recommends a vote for these proposals. The Meeting will also receive the Company's audited financial statements for the fiscal year ended December 31, 1998 as approved by the Company's Board of Directors.

     Your vote is important. Whether or not you plan to attend the Annual General Meeting in person and regardless of the number of shares you own, we urge you to complete, sign, date and return the enclosed proxy card promptly in the enclosed envelope. You may attend the Annual General Meeting and vote in person even if you have previously returned your card. We look forward to meeting with you.

                                                 Sincerely,



                                                 ROBERT A. MULDERIG
                                                 Chairman and Chief Executive
                                                 Officer

                          MUTUAL RISK MANAGEMENT LTD.

             Notice of 1999 Annual General Meeting of Shareholders
                      to be held Wednesday, May 19, 1999


     The 1999 Annual General Meeting of Shareholders (the "Meeting") of Mutual Risk Management Ltd. (the "Company") will be held on May 19, 1999 at 9:00 A.M. at The Bermuda Cathedral Hall, 29 Church Street, Hamilton HM 12, Bermuda. The Annual General Meeting is being held to consider and act upon the following matters:

     1. To elect directors;

     2. To approve an increase in the Authorized Share Capital by increasing the number of Common Shares from 60 million to 180 million;

     3. To approve the Company's 1998 Long-Term Incentive Plan;

     4. To approve the recommendation by the Board of Directors that Ernst & Young be appointed as the Company's independent auditors for the fiscal year ending December 31, 1999; and

     5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Meeting will also receive the Company's audited financial statements for the fiscal year ended December 31, 1998 and the report of the auditors thereon. If you do not expect to be present at the Meeting, please sign, date and fill in the enclosed form of proxy and return it by mail in the enclosed addressed envelope. All instruments appointing proxies to be used at the Meeting must be deposited at the offices of the Company's transfer agent, Boston EquiServe Limited Partnership, P.O. Box 8040, Boston, MA 02266-8040, or with the Secretary of the Company at the Company's offices at 44 Church Street, Hamilton HM 12, Bermuda, not later than 5:00 P.M. Bermuda time on May 14, 1999. Shares represented by instruments appointing proxies that are not so deposited will not be voted at the Meeting.

                                          By Order of the Board of Directors



                                          _________________________________
                                          RICHARD E. O'BRIEN
                                          Secretary


Hamilton, Bermuda
March [24], 1999

                          MUTUAL RISK MANAGEMENT LTD.

                                PROXY STATEMENT

                    ANNUAL GENERAL MEETING OF SHAREHOLDERS

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY MUTUAL RISK MANAGEMENT LTD. (THE "COMPANY") OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MAY 19, 1999 AT 9:00 A.M. AT THE BERMUDA CATHEDRAL HALL, 29 CHURCH STREET, HAMILTON HM 12, BERMUDA.

     The close of business on February 26, 1999 has been fixed as the record date for the determination of shareholders entitled to receive notice of the Meeting and vote thereat. The Company expects to mail this proxy material to shareholders on or about March [24], 1999 together with a copy of the Company's Annual Report to Shareholders for the year ended December 31, 1998.

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokers, custodians, nominees and other fiduciaries for their reasonable charges and expenses incurred in forwarding proxy material to beneficial owners of shares. In addition to solicitation by mail, certain officers and employees of the Company may solicit proxies personally. These officers and employees will receive no compensation other than their regular salaries.

     No action will be taken at the Meeting with respect to approval or disapproval of the audited Financial Statements of the Company for the year ended December 31, 1998.

     Any person giving a proxy may revoke it by depositing an instrument in writing executed by him or by his attorney authorized in writing at the registered office of the Company at any time up to the close of business on the last business day preceding the Meeting or any adjournment thereof, with the Chairman of the Meeting or in any other manner permitted by law. All properly executed proxies, not theretofore revoked, will be voted on any poll taken at the Meeting in accordance with the instructions contained therein. If any other matters are properly presented to the Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment. If no instructions are given with respect to any particular matter, the proxy authorizes a vote in favor of such matter and it will be voted accordingly. Any proxy given may, however, be revoked by the shareholder executing it at any time before it is voted by a later dated proxy, written revocation sent to the Secretary of the Company or attendance at the Meeting and voting in person. Proxies must be duly executed and deposited at the office of the Company's transfer agent, Boston EquiServe Limited Partnership, in Boston, or with the Secretary of the Company at the Company's office in Bermuda, prior to 5:00 P.M. Bermuda time on May 14, 1999, in order to be voted at the Meeting.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No person who has been a director or officer of the Company and no person who is a proposed nominee for election as a director of the Company and no associate or affiliate of any such director, officer or proposed nominee has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting except as may hereinafter be disclosed.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of February 26, 1999, the Company had outstanding __________ Common Shares, par value $.01 per share (the "Common Shares") entitled to be voted at the Meeting. Each Common Share is entitled to one vote.

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Shares as of February 26, 1999, by each person who is known by the Company to own beneficially more than 5% of the Company's Common Shares, by each of the Company's directors and by all executive officers and directors as a group.

                                      Shares Beneficially Owned (1)
                                               Number                              Percent
                                       ---------------------------                 -------
Nicholas Company, Inc.(2)                    3,276,988                               8.20%
  700 North Water Street
  Milwaukee, Wisconsin 53202
Jennison Associates LLC (3)                  2,802,522                               7.01%
   466 Lexington Avenue
   New York, NY 10017
 T. Rowe Price Associates, Inc.(4)           2,604,925                               6.50%
   100 East Pratt Street,
   Baltimore, MD 21202
American Express Company (5)                 2,363,450                               5.90%
  IDS Tower 10
  Minneapolis, Minnesota 55440
FMR Corporation(6)                           2,172,000                               5.43%
   82 Devonshire Street
   Boston, MA 02109
Morgan Stanley Dean Witter (7)               2,059,207                               5.13%
   1585 Broadway
   New York, NY 10036

Robert A. Mulderig(8)                          549,038                               1.32%
John Kessock, Jr. (9)                          861,804                               2.07%
Glenn R. Partridge(10)                         285,055                                  *
Richard G. Turner(11)                          354,279                                  *
James C. Kelly(12)                             126,980                                  *
Roger E. Dailey(13)                             94,329                                  *
David J. Doyle(14)                                -                                     *
Arthur E. Engel(15)                             63,902                                  *
Allan W. Fulkerson(16)                          42,500                                  *
William F. Galtney, Jr.(17)                    233,100                                  *
Beverly H. Patrick(13)                          95,960                                  *
Jerry S. Rosenbloom(13)                         66,475                                  *

Norman L. Rosenthal (18)                        34,375                                  *
Joseph D. Sargent(13)                           63,902                                  *

All directors and executive officers
as a group (16 persons)                      3,014,093                               7.09%

-----------------------
* Less than 1%.



(1) Includes Common Shares and Common Shares issuable pursuant to presently exercisable options to acquire Common Shares and on conversion of the Zero Coupon Convertible Exchangeable Subordinated Debentures due 2015.
(2) Based on Amendment No. 4 to Schedule 13G of Nicholas Company, Inc. dated February 10, 1999.
(3) Based on Amendment No. 5 to Schedule 13G of Jennison Associates LLC dated February 4, 1999.
(4) Based on Amendment No. 2 to Schedule 13G of T. Rowe Price Associates, Inc. dated February 12, 1999. These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. ("Price Associates") serves as an investment adviser with power to direct investment and/or sole power to vote the securities. For purposes of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
(5) Based on Amendment No. 2 to Schedule 13G of American Express Company dated December 31, 1998.
(6)  Based on Schedule 13G of FMR Corporation dated February 1,1999
(7)  Based on Schedule 13G of Morgan Stanley Dean Witter dated February 3, 1999.
(8) Does not include 94,116 Common Shares which are owned by trusts the beneficiaries of which are members of Mr. Mulderig's family. Mr. Mulderig disclaims beneficial ownership of such shares. Includes options to acquire 85,103 Common Shares. Includes 330,323 Common Shares issuable on the conversion of the Company's Zero Coupon Convertible Exchangeable Subordinated Debentures.
(9) 776,701 of these shares are owned by the Kessock Family Trust. Does not include 54,040 Common Shares owned by the Kessock Family Irrevocable Trust as to which Mr. Kessock disclaims beneficial ownership. The beneficiaries of these trusts include Mr. Kessock and members of his family. Includes options to acquire 85,103 Common Shares.
(10) Includes options to acquire 52,605 Common Shares.
(11) Does not include 42,666 Common Shares held in the Children's Trust of the Turner Family Trust as to which Mr. Turner disclaims beneficial ownership. Includes options to acquire 73,355 Common Shares.
(12) Includes options to acquire 63,667 Common Shares.
(13) Includes options to acquire 62,500 Common Shares.
(14) Mr. Doyle acts as a co-trustee of certain trusts which beneficially own 94,116 Common Shares.
(15) Includes options to acquire 62,500 Common Shares. Mr. Engel may be deemed the beneficial owner of 622,700 Common Shares owned by Mutual Indemnity Ltd. in connection with a deferred variable annuity policy issued to Mr. Engel.
(16) Includes options to acquire 42,500 Common Shares. Mr. Fulkerson may be deemed the beneficial owner of 170,000 Common Shares held by ISF Limited Partnership ("ISF"). Mr. Fulkerson is President of Century Capital Management, Inc., which is a general partner of a general partner of ISF.
(17) Includes options to acquire 62,500 Common Shares. Also includes 129,198 Common Shares which are owned by The Galtney Group, Inc. of which Mr. Galtney is Chief Executive Officer and principal shareholder.
(18) Includes options to acquire 22,500 Common Shares.

                             ELECTION OF DIRECTORS
                         (Item 1 of Notice of Meeting)

     The shareholders will be asked to elect four persons to the Board of Directors to serve for a term of three years subject to the provisions of the Company's Bye-Laws. The terms as directors of Messrs. Mulderig, Kessock, Jr., Partridge and Mrs. Patrick will expire at the Meeting and it is proposed that they be re-elected as directors. It is the intention of the persons named in the accompanying form of proxy to vote at the Meeting for the election as directors of these persons. If such nominee should be unable to serve, an event not currently anticipated, proxies will be voted for such person as shall be designated by the Board of Directors of the Company to replace such nominee.

     The following table shows certain information with respect to each person nominated for election as a director and each person whose term of office as director will continue after the Meeting.

                                       Director                 Term                  Principal Occupation
     Name                Age            Since                  Expires               & Business Experience
     ----                ---           ---------               -------               ----------------------
Robert A. Mulderig       46              1982                   1999               Chief Executive Officer of the Company since
                                                                                   1982; Chairman of Legion Insurance Co.,
                                                                                   ("Legion"); Director of Professional Risk
                                                                                   Management Services, Inc., The Galtney Group,
                                                                                   Inc. and The Bank of N.T. Butterfield & Sons Ltd.

                                                                                   Also serves as a director or officer of a number
                                                                                   of unaffiliated captive insurance companies to
                                                                                   which the Company provides management services.

John Kessock, Jr.        50              1985                   1999               President of the Company, Mutual Group Ltd. and
                                                                                   Legion; primarily responsible for marketing the
                                                                                   Company's programs since 1979; Chairman of
                                                                                   Commonwealth Risk Services L.P. ("CRS") and the
                                                                                   IPC Companies. Director, Ward North America, Inc.


Richard G. Turner        48              1985                   2001               Executive Vice President of the Company;
                                                                                   President of CRS since 1984; Vice President of
                                                                                   Marketpac International, a subsidiary of American
                                                                                   International Group from 1979 to 1984. Director
                                                                                   of Colonial Penn Insurance Company.

Glenn R. Partridge       45              1990                   1999               Executive Vice President of the Company; Senior
                                                                                   Vice President of Legion; primarily responsible
                                                                                   for Legion's underwriting function since 1987;
                                                                                   Vice President of CRS 1983 to 1987.

Roger E. Dailey          65              1985                   2000               Vice President of Equifax, Inc., Atlanta, Georgia
                                                                                   for more than five years until retirement in
                                                                                   1993. Currently a self employed consultant.

David J. Doyle           45              1977                   2000               Partner in the law firm of Appleby, Spurling &
                                                                                   Kempe from 1978 to 1996. Specializes in
                                                                                   international corporate matters with particular
                                                                                   emphasis on insurance law; Director of Bermuda
                                                                                   subsidiaries of the Company. In March 1996, Mr.
                                                                                   Doyle joined the law firm of Conyers Dill &
                                                                                   Pearman, Hamilton, Bermuda;

Arthur E. Engel          52              1985                   2000               Principal of The Marine Group, LLC.
                                                                                   Director of Mutual Indemnity Ltd. since 1981.

Allan W. Fulkerson       65              1988                   2001               President of Century Capital Management, Inc.,
                                                                                   Chairman of Century Shares Trust. Director of HCC
                                                                                   Insurance Holdings, Inc., Terra Nova (Bermuda)
                                                                                   Holdings Ltd., and Wellington Underwriting PLC.

William F. Galtney, Jr.  46              1988                   2001               Chairman and CEO of The Galtney Group Inc.,
                                                                                   Houston, Texas; Director of Everest Re (Holdings)
                                                                                   Ltd.

Beverly H. Patrick       58              1985                   1999               Speaker, Author and Consultant; President and CEO
                                                                                   of Professional Risk Management Services, Inc.
                                                                                   until 1994; formerly Director of the Office of
                                                                                   Member and Staff Benefits of the American
                                                                                   Psychiatric Association.

Jerry S. Rosenbloom      59              1991                   2001               Frederick H. Ecker Professor of Insurance and
                                                                                   Risk Management and Academic Director, Certified
                                                                                   Employee Benefit Specialist Program, Wharton
                                                                                   School, University of Pennsylvania. Director of
                                                                                   Annuity and Life Re (Holdings) Ltd., Harleysville
                                                                                   Insurance Company, Terra Nova Group and Trustee
                                                                                   of Century Shares Trust.

Norman L. Rosenthal      47              1997                   2000               President of Norman L. Rosenthal & Associates,
                                                                                   Inc. since August, 1996; Managing Director -
                                                                                   Morgan Stanley & Co., Inc, from January 1992
                                                                                   until July, 1996; Director - Plymouth Rock
                                                                                   Assurance Company since July 1998.

Joseph D. Sargent        69              1988                   2000               Vice Chairman of Connecticut Surety Corporation;
                                                                                   Director, Trenwick Group, Inc., Policy Management
                                                                                   Systems Corp., EW Blanch Inc., Executive Risk
                                                                                   Inc., MMI Companies Inc., and Command Systems,
                                                                                   Inc.

     The Company's Board of Directors met four times during 1998. The Board of Directors has an Executive Committee, an Investment Committee, an Audit Committee, a Nominating Committee, a Compensation Committee and a Reinsurance Security Committee. The Executive Committee is responsible for setting the agenda of the Board and is comprised of Messrs. Mulderig, Kessock,

Dailey, Fulkerson, Rosenbloom, Sargent and Mrs. Patrick. The Audit Committee is responsible for overseeing the production of the Company's financial statements and is comprised of Messrs. Dailey, Rosenbloom, Rosenthal and Mrs. Patrick. The Audit Committee met four times in 1998. The Compensation Committee is responsible for setting the remuneration of certain executive officers and the directors of the Company and is comprised of Messrs. Engel, Rosenbloom, Sargent and Mrs. Patrick. The Compensation Committee met four times in 1998. The Nominating Committee is responsible for the nomination of directors for election to office and is comprised of Messrs. Kessock, Fulkerson, Rosenbloom and Mrs. Patrick. The Nominating Committee met twice in 1998. The Nominating Committee will consider nominees for vacant or expiring directorships recommended by the Company's members. Such recommendations should be submitted in writing to the Secretary of the Company with a description of the proposed nominee's qualifications and other relevant biographical information, and the nominee's consent to serve as a director.

     In 1998, outside directors received an annual fee of $25,000, plus $1,000 for each meeting attended. In addition, in 1998 the chairmen of the following committees received the following additional fees: Compensation Committee, $5,000; Investment Committee, $3,000; and Audit Committee, $2,000. Members of the Compensation Committee, other than the chairman, received an attendance fee of $500 per meeting. $10,000 of the annual fees are paid in restricted Common Shares, valued at ninety percent of the market value on the date of issuance. In addition, the Company has a deferred compensation plan pursuant to which directors may choose to defer receipt of all or a portion of their annual compensation until retirement. Amounts deferred will be invested in Common Shares at ninety percent of market value or maintained in an interest bearing account. The restricted stock and deferred compensation will be paid to a director on his or her retirement from the Board pursuant to the Company's retirement policy, on death or disability or in the event of a change in control of the Company. Non-executive directors received an annual award of options to purchase 7,500 Common Shares. The exercise price of such options is equal to the market price of the Common Shares on the date of the award. The options have a term of five years and are exercisable commencing six months after the grant date.

                            EXECUTIVE COMPENSATION

Compensation

     The following table sets forth the compensation, including bonuses, paid or accrued during the Company's last three fiscal years to the five highest paid executive officers of the Company.

                                                    Summary Compensation Table
                                                    --------------------------

                               Annual Compensation                           Long Term Compensation
                               -------------------                           ----------------------
                                                                      Securities
                                                                      Underlying
      Name and                                      Bonus          Options Granted            All Other
 Principal Position       Year    Salary ($)         ($)               (#)(2)            Compensation(1) ($)

Robert A. Mulderig        1998    _______          _______                 60,000                    ______
Chairman and CEO          1997    452,350          486,842                 64,000                    11,309
                          1996    415,000          399,956                147,500                    10,375

John Kessock, Jr.         1998    _______          _______                 60,000                    ______
President                 1997    452,350          486,842                 64,000                     4,000
                          1996    415,000          399,956                147,500                     3,750

Richard G. Turner         1998    _______          _______                 40,000                    ______
Executive Vice            1997    277,000          298,121                 48,000                     4,000
President                 1996    255,000          245,756                117,500                     3,750

Glenn R. Partridge        1998    _______          _______                 40,000                    ______
Executive Vice            1997    242,000          260,452                 45,000                     4,000
President                 1996    223,000          214,916                117,500                     3,750

James C. Kelly            1998    _______          _______                 33,333                    ______
Senior Vice               1997    200,000          215,250                 55,000                     5,000
President and CFO         1996    179,500          172,993                 90,000                     4,488

--------------------
(1) Consists of Company contributions to pension plans.
(2) Options have been restated to reflect the September 1997 two-for-one stock split and the May 1996 four-for-three stock split.

Stock Options

     Stock options to directors and employees are awarded under the provisions of the Company's Long Term Incentive Plan ("LTIP") and its 1998 Long Term Incentive Plan (the "1998 LTIP"). (See Item 3). Options are awarded to employees at the market price at the time of issuance for five year terms with 25% becoming exercisable each year. During 1998, 399,999 options were issued to seven executive officers of the Company.

     The following table provides certain information on options granted in 1998. The last two columns of the table present possible values of these grants assuming certain rates of growth in the price of the Company's Common Shares.

                                                       Option Grants In 1998
                                                       ---------------------

                                                                                                    Potential Realizable
                                                                                                      Value at Assumed
                                                                                                      Annual Rates of
                                                                                                        Stock Price
                                                                                                      Appreciation for
                                                   Individual Grants                                    Option Term
                          ------------------------------------------------------------------       ------------------------
                            Number of
                           Securities
                           underlying         % of Total
                            Options         Options Granted      Exercise or
                            Granted         to Employees in      Base Price       Expiration
          Name                (#)             Fiscal Year          ($/Sh)            Date            5% ($)       10% ($)
          ----              --------        ---------------      ------------      -------          -------       -------
Robert A. Mulderig           60,000              5.94%             35.1875         12/16/03          583,299      1,288,939
John Kessock, Jr.            60,000              5.94%             35.1875         12/16/03          583,299      1,288,939
Richard G. Turner            40,000              3.96%             35.1875         12/16/03          388,866        859,293
Glenn R. Partridge           40,000              3.96%             35.1875         12/16/03          388,866        859,293
James C. Kelly               33,333              3.30%             35.1875         12/16/03          324,052        716,070

     The following table presents certain information with respect to the value of options held by the Company's five most highly compensated executive officers. The table presents information with respect to both exercisable and unexercisable options.

                                  Aggregated Option Exercises In 1998 and Year End Option Values
                                  --------------------------------------------------------------

                                                                   Number of Securities             Value of Unexercised
                               Shares            Value            Underlying Unexercised            In-the-Money Options
                             Acquired on        Realized           Options at FY-End (#)              at FY-End ($)/(2)/
          Name            Exercise (#)/(3)/      ($)/(1)/         (Exercisable/Unexercisable)      (Exercisable/Unexercisable)
          ----            -----------------     ---------         -------------------------        --------------------------
Robert A. Mulderig               46,666            1,233,003          85,103/245,065                 2,036,618/4,159,818
John Kessock, Jr.                46,666            1,207,094          85,103/245,065                 2,036,618/4,159,818
Richard G. Turner                26,666              603,894          73,355/185,479                 1,798,760/3,261,243

Glenn R. Partridge               26,666            1,018,059          52,065/183,229                 1,181,448/3,232,275
James C. Kelly                   20,000              500,938          63,667/157,334                 1,546,475/2,658,148

------------------
(1) Represents difference between stock price and market price on date of exercise.
(2) Based on the closing price of the Company's Common Shares on December 31, 1998 of $39.125.

Pension Plans

     In 1990 the Company instituted two defined contribution pension plans which are available to most of the Company's employees. Pursuant to these plans the Company contributes up to 2.5% of an employee's salary. In 1998 the Company adopted a deferred compensation plan for senior executives. The deferred compensation plan allows eligible employees to defer receipt of any percentage of his or her compensation by filing the appropriate election with the Company. The deferred compensation plan is not funded by the Company although a rabbi trust has been established to hold funds relating to the plan.

Report of the Compensation Committee.

     The Compensation Committee of the Board of Directors is composed of four independent directors who are not employed by the Company and who qualify as non-employee directors for the purposes of Rule 16b-3 adopted under the Securities Exchange Act of 1934. The Compensation Committee is responsible for the Company's executive compensation programs which seek to relate the compensation level of executives to the performance of the Company while insuring the Company's ability to attract and retain the highest caliber executives by providing appropriate incentives to deliver significant long-term financial results for the benefit of shareholders. The Compensation Committee determines the salary level of each of the top seven officers of the Company, implements the Company's "Executive Bonus Plan" and determines all awards made under the LTIP. The Compensation Committee also approves the salary levels of all other employees of the Company who earn in excess of $50,000 per annum.

     In 1997, the Compensation Committee retained an independent executive compensation consulting firm to evaluate the appropriateness of the executive compensation program. This firm carried out market research on the levels of compensation of similarly situated executives and determined that the Company's cash compensation package was appropriately structured, rewarding both profitability and growth in shareholder value and delivering competitive levels of compensation when compared to similarly situated executives. Base salaries of the top executives generally approximated the midpoint of the range of comparable salaries identified in this benchmarking survey. Total compensation, including bonuses, generally exceeded the average total compensation packages identified in the survey by approximately 10% on a combined basis which is a reflection of the better than average performance of the Company in recent years.

     In order to meet the objectives described above, the Compensation Committee has designed the Company's compensation program as follows :

(1) Base salaries, the fixed regular components of pay, are set in relation to the average level of base salaries identified in the market survey carried out by the independent compensation consulting firm for similarly situated executives.

(2) The Executive Bonus Plan operates to reward the executive only for better than average financial performance by the Company. The Executive Bonus Plan considers the following factors: (a) growth of operating income per Common Share; (b) growth of Shareholders' equity plus dividends; (c) operating income per Common Share compared to a budget adopted by the Board of Directors; (d) operating expenses compared to budget; (e) the average market price of the Company's Common Shares compared to its peer group; and (f) a subjective appraisal of the executive's performance by the Compensation Committee. More relative weight is given to the first two factors and these two factors are measured on a cumulative basis over the previous five years. The maximum bonus which could be earned under the Company's Executive Bonus Plan is 120% of the executive's base salary.

(3) The awards made to date pursuant to the LTIP have consisted of stock options. Stock options generally have a five year life and vest in four equal annual amounts beginning one year after the grant. The option exercise price has been set at the market value of the shares on the date of the grant. These stock options are designed to reward executives and other employees for the long term increase in shareholder value.

    Aggregate awards under the Executive Bonus Plan in respect of 1998 earned by the Company's seven executive officers aggregated $__________. The corresponding awards in respect of 1997 aggregated $2,129,122. In March 1999, the base salary of Mr. Mulderig, the Company's Chief Executive Officer, increased __% to $__________ and he was awarded a bonus of $__________ in respect of 1998. The increase in base salary and bonus paid to Mr. Mulderig reflect the same considerations applicable to all executive officers. This report has been submitted by the Compensation Committee:

        Arthur E. Engel Beverly H. Patrick Jerry S. Rosenbloom Joseph D. Sargent


Compensation Committee Interlocks and Insider Participation

    Mr. Mulderig, the Company's CEO, is a director and a member of the compensation committee of Professional Risk Management Services, Inc. and The Galtney Group, Inc. of which Mr. Galtney is a director and executive officer.


Performance Graph

     The following line graph compares the cumulative total shareholder return on the Company's Common Shares (assuming dividends are reinvested) since December 1993 with its new and old peer groups. Also indicated on the graph is the performance of the S&P 500 index for comparison with the Company's performance.


                                          INDEXED RETURNS
                                Base      Years Ending
                                Period
Company Name/Index              Dec 93(1)  Dec 94      Dec 95     Dec 96     Dec 97     Dec 98
----------------------------------------------------------------------------------------------
Mutual Risk Management Ltd.     100         88.88      156.41     170.34     277.99     365.60
S&P 500 Index                   100        101.32      139.40     171.40     228.59     293.91
New Peer Group (2) (4)          100        108.98      149.09     172.42     253.32     299.90
Old Peer Group (3)              100        107.66      146.81     169.92     247.48     292.99




/(1)/ The total return on investment (change in the Common Share price plus reinvested dividends) for each of the periods for Mutual Risk Management Ltd, the new and old peer groups and the S&P 500 index is based on the share price or index at December 31, 1993.
/(2)/ Companies in the new peer group are as follows: American
International Group Inc., AON Corp., Chandler Insurance Co. Ltd., Chubb Corp., Crawford & Co., XL Capital Limited, First Health Group Corp., Arthur J. Gallagher & Co., Hilb Rogal & Hamilton Co., Marsh & McLennan Companies Inc., Old Republic International Corp., Risk Capital Holdings, Inc., Zenith National Insurance Corp. and General Re Corp. (formerly known as General Reinsurance Corporation).
/(3)/ Companies in the old peer group used in the Company's proxy statement last year are as follows: American International Group Inc., AON Corp., Chandler Insurance Co. Ltd., Chubb Corp., Crawford & Co., Exel Limited, First Health Group Corp., Arthur J. Gallagher & Co., General Reinsurance Corp., Hilb Rogal & Hamilton Co., Marsh & McLennan Companies Inc., Old Republic International Corp., Risk Capital Holdings, Inc., USF&G Corporation, Willis Corroon Plc and Zenith National Insurance Corp.
/(4)/ USF&G Corporation was merged with and into St. Paul Companies on May 18, 1998, and prices are only available through November 1998 for Willis Corroon Plc. Accordingly, each of USF&G Corporation and Willis Corroon Plc. has been excluded from the new peer group.

                             CERTAIN TRANSACTIONS

     The Company and its subsidiaries provide administrative and accounting services to a number of unaffiliated insurance and reinsurance companies. Certain officers, directors and employees of the Company serve as officers and directors of these companies, generally without remuneration.

     Effective July 1, 1990, Messrs. Turner, Partridge and Kelly, officers of the Company, purchased 388,584, 388,584 and 100,000 Common Shares, respectively, from subsidiaries of the Company. All of these shares were sold at $1.75 per Common Share and each of the purchasers received a loan from subsidiaries in the amount of the purchase price. These loans were originally granted for a period of five years and bore interest at 7.7% per annum. In the third quarter of 1994, the terms of these loans were extended and the interest rate was reduced to 5.7%. The largest aggregate amount of indebtedness outstanding at any time during the fiscal year 1998 was $388,683. At the time the loans were repaid on March 31, 1998, there was $383,761 in outstanding principal due and owing and $4,922 in accrued interest.

     Mutual Finance Ltd, a subsidiary of the Company, has an investment of approximately $3 million in Century Capital Partners L.P. ("Century
Capital"). This investment is made by the Mutual Finance pool which is principally comprised of assets being invested for the benefit of participants in the Company's IPC Programs. Century Capital is a limited partnership which will invest in insurance and other financial services companies. The general partner of Century Capital is CCP Capital, Inc. and the investment advisor is Century Capital Management, Inc. Mr. Allan Fulkerson, a director of the Company, is President and a director of CCP Capital Inc. and Century Capital Management, Inc.

     In connection with the Company's acquisition of The Hemisphere Group Limited ("Hemisphere") in July 1996, the Company acquired a 40% interest in the Hemisphere Trust Company Limited ("Hemisphere Trust"), a Bermuda "local" trust company, which had formerly been an wholly owned subsidiary of Hemisphere. As a "local" Bermuda company, at least 60% of the shares of Hemisphere Trust must be owned by Bermudians. In compliance with this requirement, Mr. Robert A. Mulderig, Chairman and CEO of the Company, acquired 60% of Hemisphere Trust for $.2 million at the time of the Company's acquisition of Hemisphere. The amount of the purchase price was equal to 60% of the book value of Hemisphere Trust on the date of acquisition.

     The Company and Mr. Mulderig have entered into a Shareholders' Agreement relating to Hemisphere Trust which provides, amongst other things, that (i) the Company has the option, subject to regulatory approval to acquire Mr. Mulderig's interest in Hemisphere Trust at Mr. Mulderig's cost, plus interest at 6% per annum; (ii) the Company has a pre-emptive right, also subject to regulatory approval, over the shares held by Mr. Mulderig and (iii) no dividends or other distributions can be made by Hemisphere Trust without the prior consent of the Company. The Company will provide management services to Hemisphere Trust for an annual fee of $.3 million.

     Certain significant shareholders and directors of the Company represent or are employed by entities which have purchased IPC Programs or other services from the Company and its subsidiaries. These services are provided by the Company based on arms-length negotiations.

                     INCREASE IN AUTHORIZED SHARE CAPITAL
                         (Item 2 of Notice of Meeting)

     The Board of Directors recommends that Bye-Law No. 1 of the Company's Bye-Laws be amended for the purpose of increasing the authorized share capital from $23,151,835 to $24,351,835 which will increase the number of Common Shares, $0.01 par value, that the Company is authorized to issue from 60 million to 180 million. This amendment to the Bye-Laws requires a simple majority votes cast at any general meeting of the shareholders.

     The additional authorized shares may be used in the future for any proper corporate purpose approved by the Board of Directors. Permissible uses might include financings, corporate mergers or acquisitions, employee benefit programs, acquisitions of property, funding of new product programs or businesses, stock dividends, stock splits and other corporate purposes. The Company does not have any specific plan, understanding or agreement for the issuance or sale of any of the additional authorized shares. No further action or authorization by the shareholders would be necessary prior to the issuance of additional shares unless the applicable laws or regulations or the rules of any stock exchange on which the Company's Common Shares may then be listed require such approval. If the proposed amendment is approved, all or any of the authorized Common Shares may be issued without first offering such shares to existing shareholders for subscription. The issuance of such shares otherwise than to existing shareholders on a pro rata basis could have the effect of reducing an existing shareholder's proportionate interest.

     As is presently the case, the availability for issuance of additional Common Shares could enable the Board of Directors to render more difficult or discourage an attempt to obtain control of the Company. For example, the issuance of Common Shares in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The Company is not aware of any pending or threatened efforts to obtain control of the Company.

     If adopted, the Amendment will be effective on May 19, 1999.

                      PROPOSED APPROVAL OF THE COMPANY'S
                         1998 LONG TERM INCENTIVE PLAN
                         (Item 3 of Notice of Meeting)

     The Board of Directors believes that the granting of stock and stock related awards is an effective method of attracting and retaining valuable employees, and of strengthening the identity of interests between such employees and the Company. The Company has used all of the common shares authorised for issuance under the Company's existing 1991 Long Term Incentive Plan. The Board of Directors and the Company's Compensation Committee have adopted the 1998 LTIP and reserved 5,000,000 common shares for issuance pursuant to this plan. It is anticipated that all new stock awards will be made from the 1998 LTIP. The shareholders are now asked to approve the 1998 LTIP. All defined terms used below not otherwise defined herein have the meaning set forth in the 1998 LTIP, unless otherwise indicated.

     The 1998 LTIP is intended to provide the Company flexibility to adapt the compensation of key employees in a changing business environment. The Incentive Plan permits the granting of any or all of the following types of awards: (i) Options, including Non-Qualified and Incentive Stock Options; (ii) Share Appreciation Rights; (iii) Restricted Stock; (iv) Long Term Performance Awards;
(v) Performance Shares; (vi) Performance Units. The 1998 LTIP also incorporates an Employee Stock Purchase Plan.

     Officers and employees of the Company and its subsidiaries ("Employees"), directors of the Company ("Directors") and consultants, contractors and other providers of services to the Company and its subsidiaries ("Associates") are eligible to receive awards under the 1998 LTIP. Directors who are not Employees are not eligible to receive Incentive Stock Options, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). The Committee (as defined below) in its sole discretion determines which Employees, Directors and Associates shall receive awards under the 1998 LTIP.

     The 1998 LTIP is administered by a Committee (the "Committee") of Directors consisting of not less than two non-Employee Directors who are appointed by the Board of Directors. Members of the Committee serve for such period of time as the Board of Directors may determine and may be removed by the Board at any time, with or without cause.

     All terms and conditions of options granted under the 1998 LTIP are determined by the Committee including the selection of participants to whom options will be granted, the type of options to be granted, the number of Shares subject to each option, the exercise price of each option (except that the exercise price for an Incentive Stock Option shall be no less than the fair market value of the Shares on the date of grant), the expiration date of each option (subject to a maximum of ten years from the date of grant), the vesting schedule and any other material provisions.

     The maximum number of Shares of the Company that may be made the subject of the Awards granted under the 1998 LTIP is 5,000,000. In the event of any recapitalization, reclassification, stock dividend, stock split or reverse stock split affecting the Shares, which does not constitute a Change of Control (as defined below), appropriate proportional adjustments may be made in the number of shares reserved for issuance under the 1998 LTIP, the number of shares subject to outstanding options and the option prices thereof, subject to the required action by shareholders of the Company, if any.

Stock Options

     Options granted under the 1998 LTIP may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. Options may be granted alone, in addition to or in tandem with other awards granted under the 1998 LTIP. Any Option granted under the 1998 LTIP shall be in such form as the Committee may from time to time approve. The exercise price per Share purchasable under an Incentive Stock Option shall be 100% of the fair market value of a Share on the date of the grant. However, any Incentive Stock Option granted to any participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a subsidiary ("Ten Percent Shareholder") shall have an exercise price per Share of not less than 110% of the fair market value per Share on the date of the grant. The exercise price per Share purchasable under a Non-Qualified Stock Option shall be determined by the Committee. To the extent required for "incentive stock option" status under Section 422 of the Internal Revenue Code of 1986, the aggregate fair market value (determined at the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year shall not exceed $100,000.

     Subject to the terms of the 1998 LTIP, Options may be exercised in whole or in part at any time and from time to time during the term of the Option, by giving written notice of exercise to the Company specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price. Payment may be made by certified or bank check, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made in the form of unrestricted Shares based on the fair market value of the Shares on the date the Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the Option is granted. The Company may, in the sole discretion of the Board, cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the participant's delivery to a securities broker of instructions to sell a sufficient number of Shares to cover the costs and expense associated therewith.

     In general, a participant will not recognize income on the grant of a Non-Qualified Stock Option. Upon exercise of a Non-Qualified Stock Option, the participant will recognize ordinary income equal to the excess of the fair market value of the Shares on the date of exercise over the exercise price of the Option, unless the Shares received are Restricted Stock, in which case, unless the exercising participant elects to recognize such income, the income recognition is deferred until the restrictions lapse or the Restricted Stock becomes transferable. The Company will generally be entitled to a compensation deduction in the same amount and at the same time as the participant recognizes ordinary income and will comply with applicable withholding requirements with respect to such compensation. There are no tax consequences to a participant or to the Company if a Non-Qualified Stock Option lapses before it is exercised or forfeited.

     In general, a participant will not recognize income on the grant or exercise of an Incentive Stock Option. Upon exercise, the excess, if any, of the fair market value and the exercise price will be an item of tax preference for purposes of the participant's alternative minimum tax. If a participant holds Shares acquired upon the exercise of an Incentive Stock Option for more than two years after the date of grant and one year after the date of exercise (the "Incentive Stock Option Holding Periods"), the participant will recognize, upon a subsequent sale of the Shares, the excess, if any, of the sales proceeds over the Option price as long-term capital gain. The Company will not be entitled to a deduction in this instance. If the participant disposes of the Shares before the Incentive Stock Option Holding Periods lapse, the participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of a Share on the date the Option is exercised, or the amount of gain recognized on the sale, if less. The amount recognized as ordinary income is added to the participant's basis in the Shares. The Company will be entitled to a deduction equal to the amount of any ordinary income so recognized. The participant will recognize as capital gain an amount equal to the difference between the sales proceeds and the participant's basis in the

Shares. If the Shares are not held for the Incentive Stock Option Holding Periods and the amount realized upon sale is less than the exercise price, such difference will be a capital loss to the participant. There are no tax consequences to a participant or to the Company if an Incentive Stock Option lapses before it is exercised or forfeited.

     The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than 10 years after the date the Option is granted; however, the term of an Incentive Stock Option granted to a Ten Percent Shareholder may not exceed five years. No Option may be exercised by any person after expiration of the term of the Option.

Share Appreciation Rights

     The 1998 LTIP permits the grant of Share Appreciation Rights ("SARs"). SARs may be granted alone ("Stand-Alone SARs") or in conjunction with all or part of any Option granted under the 1998 LTIP ("Tandem SARs"). Upon the exercise of a Stand-Alone SAR, a participant shall be entitled to receive, in cash and/or Shares (as determined by the Committee in its sole discretion), an amount equal to the excess, if any, of (I) the fair market value, as of the date such SAR (or portion of such SAR) is exercised, of the Shares covered by such SAR (or portion of such SAR) over (ii) the fair market value of the Shares covered by such SAR (or a portion of such SAR) as of the date such SAR (or a portion of such SAR) was granted. Upon the exercise of a Tandem SAR, a participant shall be entitled to receive, upon surrender to the Company of all (or a portion) of an Option in exchange for cash and/or Shares, an amount equal to the excess of (i) the fair market value, as of the date such Option (or such portion thereof) is surrendered, of the Shares covered by such Option (or such portion thereof) over
(ii) the aggregate exercise price of such Option (or such portion thereof). Unless otherwise specified in the terms of an award, if a participant's service terminates for any reason, SARs held by such participant shall be exercisable in the same manner and within the same time periods applicable to Options, as described above.

     Upon exercise of a Stock Appreciation Right, the participant will recognize ordinary income in an amount equal to the cash or the fair market value of the Common Shares received on the exercise date. The Company will generally be entitled to a compensation deduction in the same amount and at the same time that the participant holding a Stock Appreciation Right recognizes ordinary income, and will comply with applicable withholding requirements with respect to such compensation.

Restricted Stock

     The Committee may condition the vesting of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion, at the time of the award. Each participant receiving a Restricted Stock award shall be issued a share certificate in respect of such Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award. The Committee shall require that the share certificates evidencing Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered to the Company a share power, endorsed in blank, relating to the Shares covered by such award.

     During a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the 1998 LTIP. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine in its sole discretion. Unless otherwise provided in the terms of the award, once the participant has been issued a certificate or certificates for Restricted Stock, the participant shall have, with respect to the Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Shares, and the right to receive any cash distributions or dividends. The Committee may permit or require the payment of cash distributions or dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent Shares are available under the 1998 LTIP.

     If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such Shares, without bearing the restrictive legend described above, shall be delivered by the Company to the participant, in exchange for the share certificate that contains such restrictive legend. Unless the participant elects to recognize income at the time of an award of Restricted Stock, a participant will not recognize taxable income until the Shares are no longer subject to a substantial risk of forfeiture or become transferable.

     In either event, the participant will recognize ordinary income equal to the excess of the fair market value of such Shares at grant if an election is made, or at the time the restrictions lapse or are removed (if the election is not made), over any amount paid for such Shares (the "Bargain Element"). The aforementioned election allows the participant to recognize the Bargain Element as income in the year of the award by making an election with the Internal Revenue Service within 30 days after the award is made. The Company generally will be entitled to a deduction in the same amount and in the same year as the recipient of Restricted Stock recognizes income. The Company must comply with all applicable withholding requirements with respect to such income as a condition of the deduction. Dividends or distributions received by a participant on Restricted Stock during the restriction period are taxable to the participant as ordinary compensation income and will be deductible by the Company unless the aforementioned election is made, rendering dividends or distributions taxable to the participant and not deductible by the Company.

Long-Term Performance Awards

     Long-Term Performance Awards are awards that are payable in cash and/or Shares (including Restricted Stock, Performance Shares and Performance Units) in accordance with the terms of the grant, based on Company, business unit and/or individual performance, in each case as determined by the Committee. Prior to award of a Long-Term Performance Award, the Committee shall determine the nature, length and starting date of the performance period (the "performance period") for each Long-Term Performance Award. Performance periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different performance periods and/or different performance factors and criteria. Prior to award of a Long-Term Performance Award, the Committee shall determine the performance objectives to be used in awarding Long-Term Performance Awards and determine the extent to which such Long-Term Performance Awards have been earned.

     At the beginning of each performance period, the Committee shall determine for each Long-Term Performance Award subject to such performance period the range of dollar values or number of Shares to be awarded to the participant at the end of the performance period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or number of Shares may be fixed or may vary in accordance with such performance and/or other criteria as may be specified by the Committee.

     In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Long-Term Performance Award, the Committee may revise the performance objectives and/or underlying factors and criteria applicable to the Long-Term Performance Awards affected, to the extent deemed appropriate by the Committee, in its sole discretion, to avoid unintended windfalls or hardships.

     The earned portion of a Long-Term Performance Award may be paid currently or on a deferred basis, together with such interest or earnings equivalent as may be determined by the Committee. Payment shall be made in the form of cash or whole Shares, including Restricted Stock, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant performance period, all as the Committee shall determine at or after grant. If and to the extent a Long-Term Performance Award is payable in Shares and the full amount of such value is not paid in Shares, then the Shares representing the portion of the value of the Long-Term Performance Award not paid in Shares shall again become available for award under the 1998 LTIP. A participant whose Long-Term Performance Award is payable in Shares or Restricted Stock shall not have any rights as a shareholder until a share certificate has been issued to such participant.

     A participant receiving a Long-Term Performance Award will recognize ordinary income when an award is paid, in an amount equal to the amount of cash received or the fair market value of Shares received in payment. The Company will generally be entitled to a corresponding deduction at such time, and must comply with applicable tax withholding requirements with respect thereto. If Restricted Stock is used in payment of a Long-Term Performance Award, the participant's federal income tax consequences will be as described above under "Restricted Stock."

Performance Shares

     Performance Shares are awards of the right to receive Shares at the end of a specified period upon the attainment of performance goals specified by the Committee at the time of grant. At the expiration of the performance period, if the Committee, in its sole discretion, determines that the conditions specified in the Performance Share agreement have been satisfied, a share certificate evidencing the number of Shares covered by the Performance Share award shall be issued and delivered to the participant. A participant shall not be deemed to be the holder of Shares, or to have the rights of a holder of Shares, with respect to the Performance Shares unless and until a share certificate evidencing such Shares is issued to such participant.

     At the end of a performance period, the participant will recognize ordinary income in an amount equal to the fair market value of the Shares received. The Company generally will be entitled to a compensation deduction in the same amount and at the same time as the recipient of a Performance Share award recognizes ordinary income, and must comply with applicable withholding requirements with respect thereto.

Performance Units

     Performance Units are awards of the right to receive a fixed dollar amount, payable in cash, at the end of a specified period upon the attainment of performance goals specified by the Committee at the time of the grant. A Performance Unit shall have a fixed dollar value. The Committee may condition the vesting of Performance Units upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine.

     At the end of a performance period, the participant will recognize ordinary income in an amount equal to the cash received on such date. The Company generally will be entitled to a compensation deduction in the same amount and at the same time as the recipient of a Performance Unit award recognizes ordinary income, and must comply with applicable withholding requirements with respect thereto.

Employee Stock Purchase Plan

     This portion of the 1998 LTIP authorizes a total of 500,000 Common Shares with respect to which options to purchase may be granted to Employees under the Employee Stock Purchase Plan ("ESPP"). The Common Shares that may be issued pursuant to an award under the 1998 LTIP may be treasury shares or unissued shares. The ESPP provides for an equitable adjustment in the number and price of Common Shares available for purchase under the ESPP in the event the outstanding Common Shares are increased or decreased through stock dividends, recapitalizations, reorganizations or similar changes. The Committee has not determined whether or not to implement the ESPP.

     An Employee of the Company or a Participating Company will be eligible to participate in the ESPP if the Employee, as of the last day of the month immediately preceding the effective date of an election to purchase Common Shares pursuant to the ESPP: (1) has been employed on a full-time basis for at least six consecutive months or (2) has customarily worked more than 20 hours per week over the preceding 24 consecutive months. Further, an Employee will not be eligible to participate if such participation would permit such employee's rights to purchase stock under all Employee stock purchase plans of the Participating Companies which meet the requirements of section 423(b) of the Code to accrue at a rate which exceeds $25,000 in fair market value (as determined pursuant to section 423(b)(8) of the Code) for each calendar year in which such option is outstanding.

     Eligible Employees may elect to participate in the ESPP during an Offering which starts on the first day of each calendar quarter ("Offering Commencement Date") and ends on the last day of such calendar quarter ("Offering Termination Date"); provided that the initial Offering Commencement Date may be delayed until the first day of the second month after adoption of the ESPP, if necessary to permit Participants to make elections in accordance with the ESPP. Shares will be deemed to have been purchased on the Offering Termination Date; provided, that to the extent that a participant's account is not sufficient to acquire whole shares only, fractional shares shall be credited to the participant. Shares purchased will be credited to the Participant's account and shall be held by the Company until the Participant requests a distribution of his or her shares. Dividends paid on a Participant's Shares, if any, shall be credited to the Participant's accounts and shall be accumulated and applied toward the Participant's next purchase of Shares. The purchase price per share offered under the ESPP will be 85% of the lesser of: (1) the Fair Market Value per Share on the Offering Commencement Date, or if such date is not a trading day, then on the next trading day thereafter or (2) the Fair Market Value per Share on the Offering Termination Date, or if such date is not a trading day, then on the next trading day thereafter. Participating Employees will be provided with reports of their purchases not less frequently than annually.

     An Eligible employee who wishes to participate in the ESPP shall file an election form with the Board or Committee at least 15 days before the Offering Commencement Date for the first Offering for which such election form is effective, on which he may elect to have payroll deductions, of such amounts designated by the Committee from time to time on the election form, made from his or her compensation on each regular payday during the time he or she is a participant in the ESPP. All payroll deductions shall be credited to the participant's account under the ESPP.

     All funds held or received by the Company under the ESPP may be used for any corporate purpose until applied to the purchase Common Shares or refunded to Employees and shall not be segregated from the general assets of the Company. Common Shares purchased under the ESPP will be issued from the Company's treasury stock or from the Company's authorized but unissued shares. The Participating Companies shall pay all fees and expenses incurred (excluding individual federal, state, local or other taxes) in connection with the ESPP.

     Disposition of Shares Before Expiration of Statutory Holding Period. If a participant disposes of Common Shares purchased under the ESPP less than one year after the date of purchase, or more than one year after date of purchase but within two years after the grant of the purchase right, he or she will be deemed to have received compensation taxable as ordinary income in the amount of the difference between the amount paid for the shares and the value of the shares at the time of purchase. If the shares are sold or exchanged, the amount of such ordinary income is added to the participant's basis in his or her shares for purposes of determining capital gain or loss.

     Disposition of Shares After Expiration of Statutory Holding Period. If a participant does not dispose of Common Shares purchased under the ESPP for at least one year after the date of purchase and at least two years after the grant of the purchase right, he or she will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of (a) the 15% discount originally allowed, or
(b) the excess of the purchase price over (i) the amount actually received for the shares if sold or exchanged or (ii) the fair market value of the shares on the date of any other termination of his or her ownership (such as by gift). The amount of such ordinary income is then added to the participant's basis in his or her shares for purposes of determining capital gain or loss. The maximum capital gain tax rate is 28%, but is reduced to 20% if the shares are held for at least 12 months from the date of purchase.

     If a participant dies before disposing of the Common Shares purchased under the ESPP, he or she will be deemed to have realized compensation income taxable as ordinary income in the taxable year closing with his or her death in an amount equal to the lesser of clauses (a) and (b)(ii) as set forth in the immediately preceding paragraph. A participant is deemed not to have realized any capital gain or loss because of death.

     The Company generally will not be entitled to a deduction with respect to stock purchased under the ESPP, unless the shares are disposed of less than one year after the Common Shares are purchased by the Employee, or less than two years after each Offering Commencement Date.

     Subject to the terms and conditions of the 1998 LTIP and the ESPP portion of the 1998 LTIP, the Committee may modify, extend or renew outstanding options or accept the surrender of unexercised options provided that no modification of an option which adversely affects an optionee may be made without the consent of such optionee and no incentive stock option may be modified, extended or renewed if such action would cause it to cease to be an "incentive stock option" under the Code, unless the optionee specifically acknowledges and consents to the tax consequences of such action.

     Insofar as permitted by law and the 1998 LTIP, the Committee may from time to time suspend, terminate or discontinue the ESPP or revise or amend it with respect to any shares at that time not subject to an option.

                            APPOINTMENT OF AUDITORS
                         (Item 3 of Notice of Meeting)

     The Board of Directors recommends that Ernst & Young be appointed as auditors of the Company to hold office until the next Annual General Meeting of shareholders. Representatives of Ernst & Young are expected to be present at the Meeting and will be available to answer appropriate questions. Such representatives of Ernst & Young will also be given an opportunity to make a statement to the shareholders if they so wish.

     It is intended that the Common Shares represented by proxies solicited by or on behalf of the Company will be voted in favor of the appointment of Ernst & Young as auditors of the Company and authorizing the Directors to fix their remuneration, unless otherwise indicated.


                             SHAREHOLDER PROPOSALS

     Pursuant to the Company's Bye-Laws, resolutions intended to be presented by shareholders for action at the 2000 Annual General Meeting must comply with the provisions of the Bermuda Companies Act, 1991 (the "Companies Act") and the Bye-Laws and be deposited at the Company's head office not later than six weeks prior to the 2000 Annual General Meeting.

     Pursuant to United States securities law regulations, proposals intended to be presented by shareholders for action at the 2000 Annual Meeting must comply with such regulations and be received by the Secretary of the Company not later than November 24, 1999 in order to be considered for inclusion in the Company's proxy statement relating to such meeting.

                        COMPANY'S ANNUAL REPORT TO SEC

     The Company is required to file with the United States Securities and Exchange Commission an annual report on Form 10-K containing certain information with respect to the Company and its business and properties, including financial statements and related schedules. The Form 10-K also contains a list of exhibits filed as part of the report and the number of pages contained in each exhibit.

     Upon the written request of any beneficial owner of the Company's Common Shares, the Company will mail to such owner, without charge, a copy of its form 10-K for the fiscal year ended December 31, 1998. In addition, upon payment to the Company of $0.25 per page, the Company will mail to such owner a copy of any or all of the exhibits listed in the report. Requests for copies of the Form 10-K and/or exhibits should be addressed to: The Secretary, Mutual Risk Management Ltd., 44 Church Street, Hamilton HM 12, Bermuda.


                                    VOTING

     Each Common Share is entitled to one vote and, except where a greater majority is required by the Companies Acts or the Company's Bye-Laws, any question proposed for consideration at any general meeting will be decided upon by a simple majority of votes cast. The election of directors will be by the simple majority of votes cast. At the General Meeting a resolution put to the vote of the Meeting will be decided on by a show of hands, unless a poll has been demanded pursuant to the terms of the Company's Bye-Laws. If a poll has not been demanded, a declaration by the Chairman that a resolution has passed will be final. If a poll has been demanded, then the result of such poll shall be final.

     Abstentions are counted in determining the quorum of the Meeting. As a result, on those proposals which require an affirmative vote of the majority of those shareholders present at the Meeting or of the outstanding Common Shares, an abstention has the effect of a vote against the proposal. Similarly, where brokers report a non-vote, the shares are counted in determining the quorum of the Meeting but they are not counted as having voted on the proposal. A non-vote, therefore, has the effect of a vote against the proposal.

     The shares represented by the enclosed form of proxy, duly executed and deposited at the office of the Company's transfer agent, Boston EquiServe Limited Partnership, in Boston, or with the Secretary of the Company at the Company's office in Bermuda, prior to 5:00 P.M. Bermuda time on May 14, 1999, will be voted at the Meeting. All properly executed proxies, not theretofore revoked, will be voted on any poll taken at the Meeting in accordance with the instructions contained therein. If no instructions are given with respect to any particular matter, the proxy authorizes a vote in favor of such matter and it will be voted accordingly.

     The enclosed form of proxy confers discretionary authority with respect to amendments and variations with respect to the matters identified in the Notice of Meeting and other matters which may properly come before the Meeting.

     Each shareholder has the right to appoint a person, who need not be a shareholder, other than the persons specified in the enclosed form of proxy to attend and act for him and on his behalf at the Meeting. Such right may be exercised by striking out the names of management's nominees in the enclosed form of proxy and inserting the name of the person to be appointed in the blank space provided in the form of proxy, signing the form of proxy and returning it in the reply envelope provided.

                                        By Order of the Board of Directors


                                        _________________________________
                                        RICHARD E. O'BRIEN
                                        Secretary
Dated: March [24], 1999

                          MUTUAL RISK MANAGEMENT LTD.
                         1998 LONG TERM INCENTIVE PLAN
                         -----------------------------


          SECTION 1.     Purpose; Definitions.  The purpose of the Mutual Risk
                         --------------------
Management Ltd. 1998 Long Term Incentive Plan (the "Plan") is to offer to certain employees, Associates and Directors of Mutual Risk Management Ltd. (the "Company"), a Bermuda corporation and its subsidiaries, equity interests in the Company, options to acquire equity interests in the Company, and other performance-based incentive awards, thereby attracting, retaining and motivating such persons, and strengthening the mutuality of interests between such persons and the Company's shareholders.

          For purposes of the Plan, the following initially capitalized words and phrases shall be defined as set forth below, unless the context clearly requires a different meaning:

          a.   "Affiliate" means, with respect to a person or entity, a person
                ---------
that directly or indirectly controls, or is controlled by, or is under common control with such person or entity.

          b.   "Associate" means a consultant, contractor or other provider of
                ---------
services to the Company or any of its Affiliates.

          c.   "Board" means the Board of Directors of the Company, as
                -----
constituted from time to time.

          d.   "Cause" occurs when the Participant, as determined by the Board:
                -----

               (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company;

               (ii)  has been convicted of a felony;

               (iii) has disclosed trade secrets or confidential information of the Company; or

               (iv) has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise.

          e.   "Change of Control" means:
                -----------------

               (i) the acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the

                     Exchange Act) of "Beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided that for purposes of this clause (i) Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

               (ii)  approval by shareholders of the Company of:

                     (A) a merger, reorganization or consolidation involving the Company if the shareholders of the Company immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the company resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such merger, reorganization or consolidation; or

                     (B)  a complete liquidation or dissolution of the Company;

                     (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

              (iii) acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

          f.   "Code" means the Internal Revenue Code of 1986, as amended from
                ----
time to time, and any successor thereto.

          g.   "Committee"shall mean the Committee appointed by the Board in
                ---------
accordance with Section 2 of the Plan, if one is appointed, in which event in connection with this Plan, the Committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required to be taken hereunder by, the Board.

          h.   "Director" means a member of the Board.
                --------

          i.   "Disability"shall mean a disability of an employee or a Director
                ----------
which renders such employee or Director unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity, as determined by the Board. "Disabled" shall mean having a Disability. The Board's determination of whether a Participant is Disabled shall be conclusive; provided that,
-------- ----

               (i) if a Participant is bound by the terms of an employment agreement between the Participant and the Company, whether the Participant is "Disabled" for purposes of the Plan shall be determined in accordance with the procedures set forth in said employment agreement, if such procedures are therein provided; and

               (ii) a Participant bound by such an employment agreement shall not be determined to be Disabled under the Plan any earlier than he would be determined to be disabled under his employment agreement.

          j.   "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          k.   "Fair Market Value" means, as of any date: (i) the closing price
                -----------------
of the Shares as reported on the principal nationally recognized stock exchange on which the Shares are traded on such date, or if no Share prices are reported on such date, the closing price of the Shares on the next preceding date on which there were reported Share prices; or (ii) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange, the closing price of the Shares as reported by The NASDAQ Stock Market on such date, or if no Share prices are reported on such date, the closing price of the Shares on the next preceding date on which there were reported Share prices; or (3) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange or traded on The NASDAQ Stock Market, then the Fair Market Value shall be determined by the Board acting in its discretion, which determination shall be conclusive.

          l.   "Incentive Stock Option" means any Option intended to be and
                ----------------------
designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          m.   "Long-Term Performance Award" or "Long-Term Award" means an award
                ---------------------------      ---------------
made pursuant to Section 8 hereof that is payable in cash and/or Shares (including Restricted Stock, Performance Shares and Performance Units) in accordance with the terms of the grant, based on Company, business unit and/or individual performance, in each case as determined by the Committee and as set forth in the grant letter.

          n.   "Non-Employee Director" shall have the meaning set forth in Rule
                ---------------------
16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, in its sole discretion, substitute the definition of "outside director" provided in the regulations under Section 162(m) of the Code in place of the definition of Non-Employee Director contained in the Exchange Act.

          o.   "Non-Qualified Stock Option" means any Option that is not an
                --------------------------
Incentive Stock Option.

          p.   "Participant" means an employee, Director, or Associate of the
                -----------
Company or a Subsidiary to whom an award is granted pursuant to the Plan.

          q.   "Performance Share" means an award made pursuant to Section 9
                -----------------
hereof of the right to receive Shares at the end of a specified performance period.

          r.   "Performance Unit" means an award made pursuant to Section 10
                ----------------
hereof of the right to receive cash at the end of a specified performance period.

          s.   "Restricted Stock" means an award of Shares that is subject to
                ----------------
restrictions pursuant to Section 7 hereof.

          t.   "Retirement" means termination of the employment of a Participant
                ----------
with the Company, an Affiliate (including parent) or a Subsidiary other than (i) a termination effected at the direction of the Company or parent (whether or not the Company effects such termination for Cause), (ii) termination on account of Disability, or (iii) termination on account of death. With respect to a Director who is not also an employee of the Company, Retirement shall occur at such time as the individual ceases to be a Director.

          u.   "Rules" means Section 16 of the Exchange Act and the regulations
                -----
promulgated thereunder.

          v.   "SAR" means a share appreciation right granted under the Plan and
                ---
described in Section 6 hereof.

          w.   "Securities Broker" means a registered securities broker
                -----------------
acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 5(l) hereof.

          x.   "Share" means a share of stock of the Company, subject to
                -----
substitution or adjustment as provided in Section 3(c) hereof.

          y.   "Stock Option" or "Option" means any option to purchase Shares
                ------------      ------
(including Restricted Stock, if the Committee so determines) granted pursuant to
Section 5 hereof.

          z.   "Subsidiary" means, in respect of the Company or parent, a
                ----------
subsidiary company, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

          SECTION 2.  Administration.
                      --------------

          (a)  Procedure. The Plan shall be administered by the Board or a
               ---------
Committee consisting of not less than two (2) persons appointed by the Board, which shall be the Administrator. In the event the Company has a class of equity securities registered under the Exchange Act, the Board shall administer the Plan; provided that it may appoint a Committee in accordance with Section 3(b).

          (b) Committees.  If a Committee is appointed by the Board, then the
              ----------
Committee shall possess the power and authority of the Board in administering the Plan on behalf of the Board, subject to the terms and conditions as the Board may prescribe.

          Members of the Committee shall be members of the Board and shall serve for such period of time as the Board may determine. From time to time, the Board may increase the size the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, in the event the Company has a class of equity securities registered under the Exchange Act, the Committee shall be composed solely of two (2) or more Non-Employee Directors.

          (c) Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan (and, in the case of the Committee, the specific duties delegated by the Board to such Committee), the Administrator shall have the authority, in its sole discretion: (i) to make Awards of Options; (ii) to determine, upon review of relevant information and in accordance with Section 5 of the Plan, the Fair Market Value per Share; (iii) to determine the exercise price of the Options to be awarded in accordance with Section 5 of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be awarded, and the number of Shares to be subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan;

(vi) to determine the terms and provisions of each Option awarded under the Plan, each Option Agreement and each Stock Purchase Agreement (which need not be identical with the terms of other Options, Option Agreements and Stock Purchase Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option, Option Agreement or Stock Purchase Agreement; (vii) to accelerate the vesting or exercise date of any Option; (viii) to determine whether any Optionee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the Award or exercise of Options; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the Award of an Option previously awarded by the Board or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the Award or exercise thereof; and
(xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

          (d)  Effect of the Board's or Committee's Decision.  All decisions,
               ---------------------------------------------
determinations and interpretations of the Board or the Committee shall be final and binding with respect to all Options and Optionees.

          (e)  Limitation of Liability.  Notwithstanding anything herein to the
               -----------------------
contrary, no member of the Board or of the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Option awarded hereunder

          SECTION 3.  Shares Subject to the Plan.
                      --------------------------

  a.      Shares Subject to the Plan.  The Shares to be subject or related
          --------------------------
to awards under the Plan shall be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. The maximum number of Shares that may be the subject of awards under the Plan is 5,000,000, or such lesser amount as the Board shall determine, and the Company shall reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares.

  b.      Effect of the Expiration or Termination of Awards.  If and to the
          -------------------------------------------------
extent that an award made under the Plan expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with the expired, terminated, canceled or forfeited portion of the award shall again become available for award under the Plan.

  c.      Other Adjustment.  In the event of any merger, reorganization,
          ----------------
consolidation, recapitalization, Share distribution or dividend, Share split or combination, or other change in entity structure affecting the Shares, such substitution or adjustment shall be made in the aggregate number, type and issuer of the securities reserved for issuance under the Plan, in the number and Option price of securities subject to outstanding Options granted under the Plan and in the number and price of securities subject to other awards made under the Plan, as may be determined to be appropriate by the Board in its sole discretion, provided that the number of securities subject to any award shall always be a whole number. The Board, in its sole discretion, shall make appropriate equitable anti-dilution adjustments to the number of then-outstanding SARs, and to the Fair Market Value upon which the value of such SARs is based.

  SECTION 4.  Eligibility.  Employees, Directors and Associates of the Company
              -----------
or its Subsidiaries are eligible to be granted awards under the Plan. Directors who are not employees of the Company or a Subsidiary are eligible to be granted awards under the Plan, but are not eligible to be granted Incentive Stock Options.

  SECTION 5.  Options.  Options granted under the Plan may be of two types: (i)
              -------
Incentive Stock Options or (ii) Non-Qualified Stock Options. Options may be granted alone, in addition to or in tandem with other awards granted under the Plan. Any Option granted under the Plan shall be in such form as the Board may from time to time approve.

  The Board shall have the authority to grant any Participant eligible under
Section 4 Incentive Stock Options, Non-Qualified Stock Options, or both types of Options (in each case with or without SARs). To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

  Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem appropriate; provided, however, that the provisions of Option awards need to be the same with respect to each Participant:

  a.   Option Price.  The exercise price per Share purchasable under a
       ------------
Non-Qualified Stock Option shall be determined by the Board. The exercise price per Share purchasable under an Incentive Stock Option shall be 100% of the Fair Market Value of the Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary shall have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

  b.  Option Term.  The term of each Option shall be fixed by the Board, but
      -----------
no Option shall be exercisable more than ten years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

  c.      Exercisability.  Options shall vest and be exercisable at such time or
          --------------
times and subject to such terms and conditions as shall be determined by the Board at the time of grant. If the Board provides, in its discretion, that any Option is exercisable only in installments, the Board may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Board shall determine, in its sole discretion.

  d.      Method of Exercise.  Subject to the exercise provisions under
          ------------------
Section 5(c) and the termination provisions set forth in Sections 5(f) through
(i), Options may be exercised in whole or in part at any time and from time to time during the term of the Option, by giving written notice of exercise to the Company specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as the Board may accept. As determined by the Board, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made in the form of unrestricted Stock based on the Fair Market Value of the Shares on the date the Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the Option is granted.

  No Shares shall be issued upon exercise of an Option until full payment therefor has been made. A Participant shall not have the right to distributions or dividends or any other rights of a shareholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in Section 14(a) hereof.

  e.      Non-transferability of Options.  Except as otherwise provided by the
          ------------------------------
Board or in any Option agreement, (i) no Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and (ii) all Options shall be exercisable during the Participant's lifetime only by the Participant or, in the event of his Disability, by his personal representative.

  f.      Termination by Reason of Death.  Subject to Section 5(j), if a
          ------------------------------
Participant's service with the Company or any Subsidiary terminates by reason of death, any Option held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or
(ii) if not specified by the Board, then one year from the date of death, or
(iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

  g.      Termination by Reason of Disability. Subject to Section 5(j), if an
          -----------------------------------
Participant's service with the Company or any Subsidiary terminates by reason of Disability, any Option held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the

Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then one year from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

  h.      Termination for Cause.  If the Participant's employment is terminated
          ---------------------
for Cause, any Option held by such Participant shall immediately expire.

  i.      Other Termination.  Subject to Section 5(j), if a Participant's
          -----------------
service with the Company or any Subsidiary terminates for any reason other than death or Disability, any Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Board may determine at or after the time of grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then ninety (90) days from the date of termination of service, or
(iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

          j.      Change of Control. In the event of a Change of Control, except
                  -----------------
to the extent otherwise specifically set forth in any Option agreement, the Board may, in its sole discretion, cause all outstanding options to immediately become fully exercisable, may immediately and fully terminate such options without any further obligation of the Company under such options whatsoever, or may take any other or further action or combination of actions as it may determine with respect to the exercisability or other terms of such options.

          k.      Incentive Stock Option Limitations. To the extent required for
                  ----------------------------------
"incentive stock option" status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company or any Subsidiary shall not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options shall be taken into account in the order granted.

          l.      Cashless Exercise. The Company may, in the sole discretion of
                  -----------------
the Board, cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to sell a sufficient number of Shares to cover the costs and expenses associated therewith.

          SECTION 6.  Share Appreciation Rights.
                      -------------------------

          a.      Grant. SARs may be granted alone ("Stand-Alone SARs") or in
                  -----
conjunction with all or part of any Option granted under the Plan ("Tandem SARs"). In the case of a Non-Qualified Stock Option, a Tandem SAR may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, a Tandem SAR may be granted only at the time of the grant of such Option.

         b.       Exercise.
                  --------

                  (i)     Tandem SARs. A Tandem SAR or applicable portion
                          -----------
thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option or portion thereof, except that, unless otherwise determined by the Board, in its sole discretion at the time of grant, a Tandem SAR granted with respect to less than the full number of Shares covered by a related Option shall be reduced only after such related Option is exercised or otherwise terminated with respect to the number of Shares not covered by the Tandem SAR.

          A Tandem SAR may be exercised by a Participant by surrendering the applicable portion of the related Option, only at such time or times and to the extent that the Option to which such Tandem SAR relates shall be exercisable in accordance with the provisions of Section 5 and this Section 6. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem SARs have been exercised.

          Upon the exercise of a Tandem SAR, a Participant shall be entitled to receive, upon surrender to the Company of all (or a portion) of an Option in exchange for cash and/or Shares, an amount equal to the excess of (A) the Fair Market Value, as of the date such Option (or such portion thereof) is surrendered, of the Shares covered by such Option (or such portion thereof) over
(B) the aggregate exercise price of such Option (or such portion thereof).

          Upon the exercise of a Tandem SAR, the Option or part thereof to which such Tandem SAR is related, shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of Shares to be issued under the Plan, but only to the extent of the number of Shares issued under the Tandem SAR at the time of exercise based on the value of the Tandem SAR at such time.

          A Tandem SAR may be exercised only if and when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of such Option.

                  (ii)    Stand-Alone SARs. A Stand-Alone SAR may be exercised
                          ----------------
by a Participant giving notice of intent to exercise to the Company, provided that all or a portion of such Stand-Alone SAR shall have become vested and exercisable as of the date of exercise.

          Upon the exercise of a Stand-Alone SAR, a Participant shall be entitled to receive, in either cash and/or Shares, an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such SAR (or portion of such SAR) is exercised, of the Shares covered by such SAR (or portion of such SAR) over (B) the Fair Market Value of the Shares covered by such

SAR (or a portion of such SAR ) as of the date such SAR (or a portion of such SAR) was granted.

          c.       Terms and Conditions. SARs shall be subject to such terms
                   --------------------
and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Board, in its sole discretion; provided, however, that the provisions of SAR awards need not be the same with respect to each Participant. Such terms and conditions include the following:

                   (i)   Non-Transferability.  No SAR shall be transferable by
                         -------------------
the Participant otherwise than by will or by the laws of descent and distribution and all SARs shall be exercisable, during the Participant's lifetime, only by the Participant or, in the event of his Disability, by his personal representative.

                   (ii)  Term of SAR. The term of each SAR shall be fixed by the
                         -----------
Board, provided that the term of a Tandem SAR shall be determined by the terms of the applicable Option, and provided further that the term of a Stand-Alone SAR shall be ten (10) years, unless another term is specified by the Board.

                   (iii) Exercisability.  SARs shall vest and be exercisable at
                         --------------
such time or times and subject to such terms and conditions as shall be determined by the Board at the time of grant, provided that the term of a Tandem SAR shall be determined by the terms of the applicable Option. A Participant shall not have any rights as a shareholder with respect to any SAR.

                   (iv)  Termination of Employment.  Unless otherwise specified
                         -------------------------
in the terms of an award, SARs shall be subject to the terms of Sections 5(f)-
(i) with respect to exercise upon termination of employment.

                   (v)   Change of Control.  In the event of a Change of
                         -----------------
Control, except to the extent otherwise specifically set forth in any SAR agreement, the Board may, in its sole discretion, cause all outstanding SARs to immediately become fully exercisable, may immediately and fully terminate such SARs without any further obligation of the Company under such SARs whatsoever, or may take any other or further action or combination of actions as it may determine with respect to the exercisability or other terms of such SARs.

          SECTION 7.  Restricted Stock.
                      ----------------

          a.        Administration.  Restricted Stock may be issued either alone
                    --------------
or in addition to other awards granted under the Plan. The Board shall determine the persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of Shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards.

          The Board may condition the vesting of Restricted Stock upon the attainment of specified performance goals or such other factors as the Board may determine, in its sole discretion, at the time of the award.

          The provisions of Restricted Stock awards need not be the same with respect to each Participant.

          b.        Awards and Certificates.  The prospective recipient of a
                    -----------------------
Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award. The purchase price for Restricted Stock may be zero.

          Each Participant receiving a Restricted Stock award shall be issued a share certificate in respect of such Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

          "The transferability of this certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture) of the Mutual Risk Management Ltd. 1998 Long Term Incentive Plan and an Agreement entered into between the registered owner and Mutual Risk Management Ltd. Copies of such Plan and Agreement are on file in the principal offices of Mutual Risk Management Ltd. and will be made available to any Shareholder without charge upon request to the Secretary of the Company."

          The Board shall require that the share certificates evidencing Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered to the Company a share power, endorsed in blank, relating to the Shares covered by such award.

          c.        Restrictions and Conditions.  The Restricted Stock awarded
                    ---------------------------
pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                    (i) During a period set by the Board commencing with the date of such award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Board, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Board may determine, in its sole discretion.

                    (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), once the Participant has been issued a certificate or certificates for Restricted Stock, the Participant shall have, with respect to the Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Shares, and the right to receive any cash distributions or dividends. The Board, in its sole discretion, as determined at the time of award, may permit or require the payment of cash distributions or dividends to be deferred and, if the Board so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3 of the Plan.

                    (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a Participant's service with the Company for reasons other than death or Disability during the Restriction Period, all Restricted Stock still subject to restriction shall be forfeited by the Participant. Subject to the provisions of the Plan, the Board, in its sole discretion, may provide for the lapse of such restrictions in installments and may waive such restrictions, in whole or in part, at any time, based on such factors as the Board shall deem appropriate in its sole discretion. Upon the death or Disability of a Participant during the Restriction Period, restrictions will lapse with respect to a percentage of the Restricted Stock award granted to the Participant that is equal to the percentage of the Restriction Period that has elapsed as of the date of death or the date on which such Disability commenced (as determined by the Board in its sole discretion), and a share certificate or share certificates representing such Shares, without bearing the restrictive legend described in Section 7(b), shall be delivered by the Company to the Participant or the Participant's estate, as the case may be, in exchange for the share certificate or share certificates that contain such restrictive legend.

                    (iv) In the event of hardship or other special circumstances of a Participant whose service with the Company is involuntarily terminated (other than for Cause), the Board may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Stock, based on such factors as the Board may deem appropriate.

                    (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such Shares, without bearing the restrictive legend described in Section 7(b), shall be promptly delivered by the Company to the Participant, in exchange for the share certificate or share certificates that contain such restrictive legend.

                    (vi) In the event of a Change in Control, except as otherwise set forth in any Restricted Stock agreement, the Board, in its sole discretion, may cause all Restricted Stock remaining subject to forfeiture to immediately cease to be subject to forfeiture and a share certificate or shares certificates representing such Shares, without bearing the restrictive legend described in Section 7(b), shall be issued by the Company and delivered to the Participant, in exchange for the share certificate or share certificates that contain such restrictive legend. Notwithstanding the foregoing, in the event of a Change of Control, the Board may, in its sole discretion, cause all outstanding Restricted Stock to immediately become fully terminable without any further obligation of the Company under such Restricted Stock whatsoever, or may take any other or further action or combination of actions as it may determine with respect to the other terms of such Restricted Stock.

          SECTION 8.  Long-Term Performance Awards.
                           ----------------------------

          a.        Awards and Administration. Long-Term Performance Awards may
                    -------------------------
be awarded either alone or in addition to other awards granted under the Plan. Prior to award of a Long-Term Performance Award, the Board shall determine the nature, length and starting date of the performance period (the "performance period") for each Long-Term Performance Award. Performance periods may overlap and Participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different performance periods and/or different performance factors and criteria. Prior to award of a Long-Term Performance Award, the Board shall determine the performance objectives to be used in awarding Long-Term Performance Awards and determine the extent to which such Long-Term Performance Awards have been earned. Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based upon such Company, business unit and/or individual performance factors and criteria as the Board may deem appropriate, including, but not limited to, earnings per Share or return on equity.

          At the beginning of each performance period, the Board shall determine for each Long-Term Performance Award subject to such performance period the range of dollar values or number of Shares to be awarded to the Participant at the end of the performance period if and to the extent that the relevant measure(s) of performance for such Long-Term Performance Award is (are) met. Such dollar values or number of Shares may be fixed or may vary in accordance with such performance and/or other criteria as may be specified by the Board, in its sole discretion.

          b.        Adjustment of Awards.  In the event of special or unusual
                    --------------------
events or circumstances affecting the application of one or more performance objectives to a Long-Term Performance Award, the Board may revise the performance objectives and/or underlying factors and criteria applicable to the Long-Term Performance Awards affected, to the extent deemed appropriate by the Board, in its sole discretion, to avoid unintended windfalls or hardship.

          c.        Termination of Service.  Unless otherwise provided in the
                    ----------------------
applicable award agreements, if a Participant terminates service with the Company during a performance period because of death, Disability or Retirement, such Participant (or his estate) shall be entitled to a payment with respect to each outstanding Long-Term Performance Award at the end of the applicable performance period:

          (i) based, to the extent relevant under the terms of the award, upon the Participant's performance for the portion of such performance period ending on the date of termination and the performance of the applicable business unit(s) for the entire performance period, and

          (ii) pro-rated, where deemed appropriate by the Board, for the portion of the performance period during which the Participant was employed by or served on the Board of the Company, all as determined by the Board, in its sole discretion.

          However, the Board may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Board deems appropriate, in its sole discretion.

          Except as otherwise determined by the Board, if a Participant terminates service with the Company during a performance period for any other reason, then such Participant shall not be entitled to any payment with respect to the Long-Term Performance Awards subject to such performance period, unless the Board shall otherwise determine, in its sole discretion.

          In the event of a Change of Control, except as otherwise set forth in any further agreement relating to a Long-Term Performance Award, the Board may, in its sole discretion, cause all conditions applicable to the Long-Term Performance Award to immediately terminate and a share certificate or share certificates representing Shares subject to such award, or cash, as the case may be, to be issued and/or delivered to the Participant. Notwithstanding the foregoing, in the event of a Change of Control, the Board may, in its sole discretion, cause all outstanding Long-Term Performance Awards to immediately become fully terminable without any further obligation of the Company under such Long-Term Performance Awards whatsoever, or may take any other or further action or combination of actions as it may determine with respect to the other terms of such Long-Term Performance Awards.

          d.        Form of Payment.  The earned portion of a Long-Term
                    ---------------
Performance Award may be paid currently or on a deferred basis, together with such interest or earnings equivalent as may be determined by the Board, in its sole discretion. Payment shall be made in the form of cash or whole Shares, including Restricted Stock, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant performance period, all as the Board shall determine at or after grant. If and to the extent a Long-Term Performance Award is payable in Shares and the full amount of such value is not paid in Shares, then the Shares representing the portion of the value of the Long-Term Performance Award not paid in Shares shall again become available for award under the Plan, subject to Section 3(b). A Participant whose Long-Term Performance Award is payable in Shares or Restricted Stock shall not have any rights as a shareholder until such share certificate or share certificates have been issued to such Participant, and, if requested, the Participant has given the representation described in Section 13(a) hereof. Prior to any payment, the Board shall certify that all of the performance goals or other material terms of the award have been met.

          SECTION 9.  Performance Shares.
                      ------------------

          a.        Awards and Administration.  The Board shall determine the
                    -------------------------
persons to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any such person, the duration of the period (the "performance period") during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the award in addition to those set forth below.

          The Board may condition the receipt of Shares pursuant to a Performance Share award upon the attainment of specified performance goals or such other factors or criteria as the Board shall determine, in its sole discretion.

          The provisions of Performance Share awards need not be the same with respect to each Participant, and such awards to individual Participants need not be the same in subsequent years.

          b.        Terms and Conditions.  Performance Shares awarded pursuant
                    --------------------
to this Section 9 shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

                    (i)   Conditions.  The Board, in its sole discretion, shall
                          ----------
specify the performance period during which, and the conditions under which, the receipt of Shares covered by the Performance Share award will be deferred.

                    (ii)  Share Certificate.  At the expiration of the
                          -----------------
performance period, if the Board, in its sole discretion, determines that the conditions specified in the Performance Share agreement have been satisfied, a share certificate or share certificates evidencing the number of Shares covered by the Performance Share award shall be issued and delivered to the Participant. A Participant shall not be deemed to be the holder of Shares, or to have the rights of a holder of Shares, with respect to the Performance Shares unless and until a share certificate or share certificates evidencing such Shares are issued to such Participant.

                    (iii) Death, Disability or Retirement.  Subject to the
                          -------------------------------
provisions of the Plan, if a Participant terminates service with the Company during a performance period because of death, Disability or Retirement, such Participant (or his estate) shall be entitled to receive, at the expiration of the performance period, a percentage of Performance Shares that is equal to the percentage of the performance period that had elapsed as of the date of termination, provided that the Board, in its sole discretion, determines that the conditions specified in the Performance Share agreement have been satisfied. In such event, a share certificate or share certificates evidencing such Shares shall be issued and delivered to the Participant or the Participant's estate, as the case may be.

                    (iv)  Termination of Service.  Unless otherwise determined
                          ----------------------
by the Board at the time of grant, the Performance Shares will be forfeited upon a termination of service during the performance period for any reason other than death, Disability or Retirement.

                    (v)   Change of Control.  In the event of a Change in
                          -----------------
Control, except as otherwise specifically set forth in any agreement relating to Performance Shares, the Board may, in its sole discretion, cause all conditions applicable to the Performance Shares to immediately terminate and a share certificate or share certificates evidencing Shares subject to the Share award to be issued and delivered to the Participant. Notwithstanding the foregoing, in the event of a Change of Control, the Board may, in its sole discretion, cause all outstanding Performance Shares to immediately become fully terminable without any further obligation of the Company under such Performance Shares whatsoever, or may take any other or further action or combination of actions as it may determine with respect to the other terms of such Performance Shares.

          SECTION 10.  Performance Units.
                       -----------------

          a.        Awards and Administration.  The Board shall determine the
                    -------------------------
persons to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any such person, the duration of the period (the "performance period") during which, and the conditions under which, a Participant's right to Performance Units will be vested, the ability of Participants to defer the receipt of payment of such Performance Units, and the other terms and conditions of the award in addition to those set forth below.

          A Performance Unit shall have a dollar value, which shall be set from time to time by the Board.

          The Board may condition the vesting of Performance Units upon the attainment of specified performance goals or such other factors or criteria as the Board shall determine, in its sole discretion.

          The provisions of Performance Unit awards need not be the same with respect to each Participant, and such awards to individual Participants need not be the same in subsequent years.

          b.        Terms and Conditions.  Performance Units awarded pursuant to
                    --------------------
this Section 10 shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

                    (i)   Conditions.  The Board, in its sole discretion, shall
                          ----------
specify the performance period during which, and the conditions under which, the Participant's right to Performance Units will be vested.

                    (ii)  Vesting.  At the expiration of the performance period,
                          -------
the Board, in its sole discretion, shall determine the extent to which the performance goals have been achieved, and the percentage of the Performance Units of each Participant that have vested.

                    (iii) Death, Disability or Retirement.  Subject to the
                          -------------------------------
provisions of this Plan, if a Participant terminates service with the Company during a performance period because of death, Disability or Retirement, such Participant (or the Participant's estate) shall be entitled to receive, at the expiration of the performance period, a cash distribution equal to the value of a percentage of Performance Units that is equal to the percentage of the performance period that had elapsed as of the date of termination, provided that the Board, in its sole discretion, determines that the conditions specified in the Performance Unit agreement have been satisfied, and payment thereof shall be made to the Participant or the Participant's estate, as the case may be.

                    (iv)  Termination of Service.  Unless otherwise determined
                          ----------------------
by the Board at the time of grant, the Performance Units will be forfeited upon a termination of service during the performance period for any reason other than death, Disability or Retirement.

                    (v)   Change of Control.  In the event of a Change in
                          -----------------
Control, except as otherwise set forth in any agreement relating to Performance Units, the Board, may, in its sole discretion, cause all conditions applicable to the Performance Units to immediately terminate and cash representing the full amount of such award to be paid to the Participant. Notwithstanding the foregoing, in the event of a Change of Control, the Board may, in its sole discretion, cause all outstanding Performance Units to immediately become fully terminable without any further obligation of the Company under such Performance Units whatsoever, or may take any other or further action or combination of actions as it may determine with respect to the other terms of such Performance Units.

          SECTION 11.  Employee Stock Purchase Plan.  The Mutual Risk Management
                       ----------------------------
Ltd. Employee Stock Purchase Plan (the "ESPP") as attached hereto at Appendix I may be adopted and made effective by the Company, and shall be made a part of this Plan at the time of its adoption. The ESPP shall be administered in accordance with the terms of this Plan to the extent consistent with the terms of the ESPP.

          SECTION 12.  Amendments and Termination.  The Board may amend, alter
                       --------------------------
or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant with respect to an Option, SAR, Restricted Stock, Long-Term Performance Award, Performance Share or Performance Unit which has been granted under the Plan, without the Participant's consent, or which, without the approval of such amendment within one year (365 days) of its adoption by the Board, by a majority of the votes cast at a duly held shareholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), would:

          a. except as expressly provided in the Plan, increase the total number of Shares reserved for the purposes of the Plan;

          b. change the persons or class of persons eligible to participate in the Plan; or

          c.   extend the maximum Option term under Section 5(b) of the Plan.

          The Board may substitute new Options for previously granted Options, including previously granted Options having higher exercise prices.

          Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable tax laws and accounting rules, as well as other developments.

          SECTION 13.  Unfunded Status of Plan.  The Plan is intended to
                       -----------------------
constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to awards hereunder.

          SECTION 14.  General Provisions.
                       ------------------

          a. The Board may require each person acquiring Shares or a Share-based award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares or Share-based award for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate to ensure compliance with applicable Federal and state securities laws. The certificate evidencing such award and any securities issued pursuant thereto may include any legend which the Board deems appropriate to reflect any restrictions on transfer and compliance with securities laws.

          All certificates for Shares or other securities delivered under the Plan shall be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other applicable Federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          b. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

          c. The adoption of the Plan shall not confer upon any employee of the Company or a Subsidiary any right to continued employment with the Company or such Subsidiary, nor shall it interfere in any way with the right of the Company or such Subsidiary to terminate the employment of any of its employees at any time.

          d. No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Board regarding the payment, of any Federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, the minimum required withholding obligations may be settled with Shares, including Shares that are part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

          e. At the time of grant of an award under the Plan, the Board may provide that the Shares received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any Shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Shares, subject to such other terms and conditions as the Board may specify at the time of grant.

          f. The reinvestment of distributions or dividends in additional Restricted Stock (or in other types of Plan awards) at the time of any distribution or dividend payment shall only be permissible if sufficient Shares are available under Section 3 of the Plan for such reinvestment (taking into account then outstanding Options and other Plan awards).

          g. The Board shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

          h. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          SECTION 15.  Effective Date of Plan.  This Plan shall become effective
                       ----------------------
December 1, 1998; provided, however, that it shall not be an Incentive Stock
                  --------  -------
Option Plan if it is not approved, within one year (365 days) following its effective date, by a majority of the votes cast at a duly held shareholder meeting at which a quorum representing a majority of Company's outstanding voting shares is present, either in person or by proxy. The Board may make awards hereunder prior to approval of the Plan; provided, however, that any and
                                                --------  -------
all Incentive Stock Options so awarded automatically shall be converted into Non-Qualified Stock Options if the Plan is not approved by shareholders within 365 days of its adoption.

          SECTION 16.  Term of Plan.  No Option, SAR, Restricted Stock, Long-
                       ------------
Term Performance Award, Performance Share or Performance Unit shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the date of shareholder approval of the Plan, but awards granted prior to such tenth (10th) anniversary may extend beyond that date.

                           MUTUAL RISK MANAGEMENT LTD.
                          1998 LONG TERM INCENTIVE PLAN

                                     APPENDIX I
                                     ----------

                          MUTUAL RISK MANAGEMENT LTD.
                               44 CHURCH STREET
                            HAMILTON HM 12 BERMUDA

         This Proxy is Solicited on behalf of the Board of Directors:
P
R
O
X          The Undersigned hereby appoints R.A. Mulderig, J. Kessock Jr., and
Y Richard E. O'Brien as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Mutual Risk Management Ltd. held of record by the undersigned on February 26, 1999, at the Annual General Meeting of Shareholders to be held on May 19, 1999 or any adjournment or postponement thereof. This proxy also delegates discretionary authority with respect to any other business which may properly come before the Meeting or any adjournment or postponement thereof.




                                                                See Reverse Side
          CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X]   Please mark
      votes as in
      this example

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "For" Proposals 1, 2, 3 and 4.

1.   ELECTION OF DIRECTORS.
NOMINEES:  Robert A. Mulderig, John Kessock, Jr., Glenn R. Patridge and Beverly
H. Patrick.

     FOR       WITHHELD
     [ ]         [ ]


[ ] ________________________________
    For all nominees except as noted above


2.   INCREASE AUTHORIZED SHARE
CAPITAL. Increase capital from $23,151,835 to $24,351,835 by creation of additional 120 million Common Shares.

     FOR         AGAINST     ABSTAIN
     [ ]           [ ]         [ ]


3.   APPROVAL OF INCENTIVE PLAN.
The approval of the Company's 1998 Long-Term Incentive Plan as set forth in the Proxy Statement:

     FOR         AGAINST     ABSTAIN
     [ ]           [ ]         [ ]


4. PROPOSAL TO APPROVE. the recommendation by the Board of Directors that Ernst & Young be appointed at the Company's independent auditors for the fiscal year ending December 31, 1999.

     FOR         AGAINST     ABSTAIN
     [ ]           [ ]         [ ]


PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE Please sign exactly as name appears hereon.

When signing as attorney, as executor, administrator, trustee or guardian, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.

Signature:_______________________       Signature:_______________________
Date:____________________________       Date:____________________________